United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/17

Date of Reporting Period: 11/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | LEIFX	B | LEIBX	C | LEICX
	F | LFEIX	R | FDERX	Institutional | LEISX

Federated Equity Income Fund, Inc.
Fund Established 1986

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Equity Income Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2017, was 17.02% for Class A Shares, 16.16% for Class B Shares, 16.21% for Class C Shares, 16.78% for Class F Shares, 16.88% for Class R Shares and 17.32% for Institutional Shares. The 17.32% total return of the Institutional Shares for the reporting period consisted of 14.48% in price appreciation and 2.84% in reinvested dividends. The total return of the Russell 1000® Value Index (R1000V),1 a broad-based securities market index, was 14.83% for the same period. The total return of the Morningstar Large Value Funds Average (MLVFA),2 a peer group average of the Fund, was 16.55% during the same period. The Fund's and MLVFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the R1000V.
The Fund's investment strategy focused on stocks of dividend-paying companies3 with favorable valuations, strong balance sheets and improving business fundamentals in order to achieve the Fund's objective of providing above average income and capital appreciation. The Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. During the reporting period, the most significant factors affecting the Fund's performance relative to the R1000V were sector allocation and security selection.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs on the heels of several major news stories both domestically and abroad. The primary news story throughout the reporting period was, without question, Donald Trump and his first year as president of the United States. Hopes for reduced regulation, tax cuts for individuals as well as corporations and an increase in infrastructure and defense spending were the impetus for the post-election rally in equities that became known as the “Trump rally.” Though President Trump was largely challenged on his pro-growth agenda, as shown by challenges to the repeal of the Affordable Care Act in his first year in office, investors remained optimistic that his policies would eventually be implemented. The policies the U.S equities market was most focused on during the reporting period were tax reform and regulatory reform. This positive outlook allowed U.S. equities to close the reporting period at all-time highs. Despite a devastating hurricane season in the Atlantic towards the end of the reporting period, strong earnings and macroeconomic data helped drive the
Annual Shareholder Report

S&P 500 Index (S&P 500)4 higher for the eighth consecutive quarter. On the heels of continued strong economic data, the Federal Reserve (the “Fed”) announced three separate 25 basis point increases to the federal funds target interest rate throughout the reporting period. Looking abroad, a continuation of the OPEC production cut and heightened geopolitical tension with North Korea were some of the primary headlines that moved equity markets during the reporting period.
The S&P 500 returned 22.87% for the reporting period. In general for the reporting period, growth stocks significantly outperformed value stocks. The S&P 500's performance in the Information Technology, Utilities and Financials sectors dominated weaker performance in the Energy and Telecom Services sectors.
U.S. Treasury yields ended the reporting period with a flatter curve with short rates as measured by the 2-year U.S. Treasury yield rising 67 basis points and long rates as measured by the 30-year U.S. Treasury yield rates falling 19 basis points. Continued strong job growth, three rate hikes during the reporting period and the beginning of the Fed's balance sheet reduction drove the yield curve to flatten. Rates in Europe and Japan continue to remain low, constraining the long end of the yield curve. During the reporting period, the 10-year U.S. Treasury yield ranged from 2.05% to 2.62%, closing the period at 2.42%.
Sector Allocation and security selection
Overall, both stock selection and sector allocation positively contributed to Fund performance relative to the R1000V during the reporting period. Fund performance during the reporting period was helped by an overweight position in the Information Technology sector and an underweight position in the Energy sector. Underweight positions in the Utilities and Financials sectors detracted from Fund performance relative to the R1000V. The Fund's stock selection in the Industrials and Information Technology sectors contributed positively which was slightly offset by selection in the Energy and Telecom Services sectors, which in turn contributed negatively to Fund performance relative to the R1000V. During the reporting period, the Fund used a small allocation to high-yield5 bonds and various types of derivative securities6 including equity futures and options to seek to protect the Fund from volatile market conditions.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the R1000V.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MLVFA.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
Annual Shareholder Report

4	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
5	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. from November 30, 2007 to November 30, 2017, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2017
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	10.56%	9.92%	5.66%
Class B Shares	10.66%	10.04%	5.59%
Class C Shares	15.21%	10.34%	5.44%
Class F Shares	14.63%	10.69%	5.86%
Class R Shares[4]	16.88%	11.01%	6.04%
Institutional Shares[5]	17.32%	11.46%	6.39%
R1000V	14.83%	14.17%	6.84%
MLVFA	16.55%	13.33%	6.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. R1000V has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The R1000V measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R Shares commenced operations on January 25, 2013. For the period prior to the commencement of operations of Class R Shares, the performance information shown is for Class A Shares, adjusted to reflect the expenses of Class R Shares for each year for which Class R Shares expenses would have exceeded the actual expenses paid by Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that occurred during the period prior to the commencement of Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2017, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	77.3%
International Equity Securities	13.0%
Domestic Fixed-Income Securities	3.4%
International Fixed-Income Securities	0.8%
Derivative Contracts[2,3]	0.0%
Cash Equilvalents[4]	6.5%
Other Assets and Liabilities—Net[5]	(1.0)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2017, the Fund's sector composition6 was as follows:
Security Classification	Percentage of Equity Securities
Financials	25.4%
Information Technology	12.8%
Industrials	11.2%
Health Care	10.8%
Energy	9.0%
Consumer Discretionary	8.4%
Consumer Staples	7.2%
Utilities	6.2%
Real Estate	4.2%
Materials	3.3%
Telecommunication Services	1.5%
TOTAL	100.0%
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2017
Shares or Contracts		Value in U.S. Dollars
	COMMON STOCKS—90.3%
	Consumer Discretionary—7.6%
91,346	CBS Corp., Class B	$5,120,857
94,139	Choice Hotels International, Inc.	7,389,911
89,020	D. R. Horton, Inc.	4,540,020
264,750	Ford Motor Co.	3,314,670
86,767	Goodyear Tire & Rubber Co.	2,808,648
71,615	Home Depot, Inc.	12,877,809
411,950	Honda Motor Co., Ltd., ADR	13,734,413
71,992	Lowe's Cos., Inc.	6,001,973
153,269	M.D.C. Holdings, Inc.	5,490,095
36,267	McDonald's Corp.	6,236,836
136,879	Melco Resorts & Entertainment, ADR	3,573,911
220,885	Pulte Group, Inc.	7,538,805
113,460	Time Warner, Inc.	10,382,725
	TOTAL	89,010,673
	Consumer Staples—6.5%
45,952	Altria Group, Inc.	3,116,924
96,710	CVS Health Corp.	7,407,986
276,147	Conagra Brands, Inc.	10,308,568
63,573	Costco Wholesale Corp.	11,724,768
325,449	Empire Co. Ltd., Class A	6,261,012
135,584	Smucker (J.M.) Co.	15,818,585
221,728	Wal-Mart Stores, Inc.	21,558,613
	TOTAL	76,196,456
	Energy—8.2%
245,133	BP PLC, ADR	9,822,479
60,212	ConocoPhillips	3,063,587
241,698	Devon Energy Corp.	9,312,624
556,162	Eni SpA, ADR	18,336,661
145,319	Exxon Mobil Corp.	12,103,620
77,206	Halliburton Co.	3,225,667
23,580	Pioneer Natural Resources, Inc.	3,679,423
201,304	Royal Dutch Shell PLC, Class A, ADR	12,907,612
289,627	Total S.A., ADR	16,378,407
Annual Shareholder Report

Shares or Contracts		Value in U.S. Dollars
	COMMON STOCKS—continued
	Energy—continued
81,327	Valero Energy Corp.	$6,963,218
	TOTAL	95,793,298
	Financials—22.9%
141,194	Aflac, Inc.	12,374,242
125,238	Allstate Corp.	12,856,933
941,343	Bank of America Corp.	26,517,632
345,989	Citigroup, Inc.	26,122,170
112,051	Comerica, Inc.	9,334,969
89,200	Discover Financial Services	6,297,520
240,957	East West Bancorp, Inc.	14,828,494
212,777	Hartford Financial Services Group, Inc.	12,221,911
252,653	JPMorgan Chase & Co.	26,407,292
244,411	Lazard Ltd., Class A	12,037,242
51,691	M & T Bank Corp.	8,733,194
485,981	Morgan Stanley	25,081,479
487,108	Old Republic International Corp.	10,214,655
164,218	PNC Financial Services Group	23,082,482
94,557	Progressive Corp., OH	5,028,541
74,126	Raymond James Financial, Inc.	6,545,326
279,268	Sun Life Financial Services of Canada	11,042,257
76,451	The Travelers Cos., Inc.	10,364,462
188,599	Zions Bancorp	9,345,080
	TOTAL	268,435,881
	Health Care—9.7%
192,953	AbbVie, Inc.	18,701,005
74,483	Aetna, Inc.	13,420,347
69,834	Amgen, Inc.	12,267,040
44,259	Anthem, Inc.	10,399,095
113,179	Gilead Sciences, Inc.	8,463,525
184,395	Merck & Co., Inc.	10,191,512
452,541	Pfizer, Inc.	16,409,137
104,224	Quest Diagnostics, Inc.	10,261,895
61,612	UnitedHealth Group, Inc.	14,058,010
	TOTAL	114,171,566
	Industrials—10.1%
215,682	Allison Transmission Holdings, Inc.	8,851,589
129,286	Caterpillar, Inc.	18,248,719
269,862	Delta Air Lines, Inc.	14,281,097
Annual Shareholder Report

Shares or Contracts		Value in U.S. Dollars
	COMMON STOCKS—continued
	Industrials—continued
146,177	Eaton Corp. PLC	$11,369,647
23,530	Hubbell, Inc.	2,959,839
61,234	Ingersoll-Rand PLC, Class A	5,365,323
60,689	KAR Auction Services, Inc.	3,056,905
18,789	Lockheed Martin Corp.	5,995,946
70,097	Manpower, Inc.	9,035,503
285,118	Masco Corp.	12,234,413
95,911	Norfolk Southern Corp.	13,296,142
72,087	Triton International Ltd.	2,852,483
130,094	Waste Management, Inc.	10,700,231
	TOTAL	118,247,837
	Information Technology—11.5%
53,309	Apple, Inc.	9,161,152
198,849	Applied Materials, Inc.	10,493,262
177,862	Cisco Systems, Inc.	6,634,253
148,731	DXC Technology Co.	14,298,998
100,936	Harris Corp.	14,585,252
198,388	Hewlett Packard Enterprise Co.	2,767,513
160,723	Intel Corp.	7,206,819
195,099	Jabil, Inc.	5,628,606
60,838	KLA-Tencor Corp.	6,220,077
63,480	Lam Research Corp.	12,209,108
124,692	Maxim Integrated Products, Inc.	6,525,132
99,112	Motorola, Inc.	9,327,430
247,242	Texas Instruments, Inc.	24,054,174
210,257	Xerox Corp.	6,236,223
	TOTAL	135,347,999
	Materials—3.0%
51,862	Albemarle Corp.	6,966,104
234,293	CRH PLC, ADR	8,120,595
536,481	Lundin Mining Corp.	3,127,030
99,547	Nucor Corp.	5,723,953
223,627	Rio Tinto PLC, ADR	10,711,733
	TOTAL	34,649,415
	Real Estate—3.8%
15,927	Coresite Realty Corp.	1,807,396
138,567	DCT Industrial Trust, Inc.	8,333,419
68,634	Digital Realty Trust, Inc.	8,009,588
Annual Shareholder Report

Shares or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Real Estate—continued
135,488		Duke Realty Corp.	$3,811,278
12,115		Equinix, Inc.	5,627,296
140,092		Invitation Homes, Inc.	3,299,167
35,884		Simon Property Group, Inc.	5,804,237
87,986		Sun Communities, Inc.	8,187,977
		TOTAL	44,880,358
		Telecommunication Services—1.4%
189,786		AT&T, Inc.	6,904,415
60,933		Verizon Communications, Inc.	3,100,880
197,104		Vodafone Group PLC, ADR	6,066,861
		TOTAL	16,072,156
		Utilities—5.6%
93,180		American Electric Power Co., Inc.	7,233,563
54,709		DTE Energy Co.	6,322,719
84,304		Dominion Energy, Inc.	7,092,496
90,525		Duke Energy Corp.	8,073,020
113,299		Exelon Corp.	4,725,701
43,298		NextEra Energy, Inc.	6,842,816
119,296		Public Service Enterprises Group, Inc.	6,329,846
45,758		Sempra Energy	5,536,260
111,732		Southern Co.	5,720,678
154,694		Xcel Energy, Inc.	7,983,757
		TOTAL	65,860,856
		TOTAL COMMON STOCKS (IDENTIFIED COST $824,239,089)	1,058,666,495
		PURCHASED CALL OPTION—0.0%
2,500		Macy's, Inc., Notional Amount $5,950,000, Exercise Price $37.50, Expiration Date 1/19/2018 (IDENTIFIED COST $534,375)	10,000
	[1]	INVESTMENT COMPANIES—9.6%
74,071,265		Federated Institutional Prime Value Obligations Fund, I nstitutional Shares, 1.23%[2]	74,078,672
6,094,628		High Yield Bond Portfolio	39,066,564
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $111,542,072)	113,145,236
		TOTAL INVESTMENT IN SECURITIES-99.9% (IDENTIFIED COST $936,315,536)[3]	1,171,821,731
		OTHER ASSETS AND LIABILITIES-NET—0.1%[4]	1,053,004
		TOTAL NET ASSETS—100%	$1,172,874,735
Annual Shareholder Report

At November 30, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
5E-Mini Russel 1000 Index Long Futures	760	$45,896,400	December 2017	$(55,685)
5S&P 500 Long Futures	36	$23,831,100	December 2017	$363,582
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$307,897
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities – Net.”
1	Affiliated holdings.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
	Federated Institutional Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2016	—	11,830,737	11,830,737
Purchases/Additions	393,849,939	362,337	394,212,276
Sales/Reductions	(319,778,674)	(6,098,446)	(325,877,120)
Balance of Shares Held 11/30/2017	74,071,265	6,094,628	80,165,893
Value	$74,078,672	$39,066,564	$113,145,236
Change in Unrealized Appreciation/Depreciation	$—	$1,277,040	$1,277,040
Net Realized Gain/(Loss)	$(3,918)	$(272,081)	$(275,999)
Dividend Income	$243,061	$2,329,805	$2,572,866
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $938,082,753.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of November 30, 2017, all investments of the Fund excluding an Investment Company utilized Level 1 inputs in valuing the Fund's assets carried at fair value. As permitted by U.S. generally accepted accounting principles (GAAP), the Investment Company valued at $39,066,564 is measured at fair value using the net asset value (NAV) per share practical expedient. The price of shares redeemed in High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.94	$22.91	$25.35	$24.30	$19.18
Income From Investment Operations:
Net investment income	0.48	0.52	0.45[1]	0.40	0.42[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	3.32	0.35	(1.05)	2.11	5.13
TOTAL FROM INVESTMENT OPERATIONS	3.80	0.87	(0.60)	2.51	5.55
Less Distributions:
Distributions from net investment income	(0.48)	(0.61)	(0.36)	(0.40)	(0.43)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.41)	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.89)	(0.84)	(1.84)	(1.46)	(0.43)
Regulatory Settlement Proceeds[2]	—	—	—	—	0.00[3]
Net Asset Value, End of Period	$25.85	$22.94	$22.91	$25.35	$24.30
Total Return[4]	17.02%	4.01%	(2.58)%	10.78%	29.31%[2]
Ratios to Average Net Assets:
Net expenses	1.12%	1.13%[5]	1.12%[5]	1.12%[5]	1.13%[5]
Net investment income	2.05%	2.40%	1.90%	1.65%	1.89%
Expense waiver/reimbursement[6]	0.00%[7]	0.01%	0.00%[7]	0.00%[7]	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$864,977	$865,164	$987,263	$1,128,344	$1,129,857
Portfolio turnover	70%	133%	123%	118%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13%, 1.12%, 1.12% and 1.13% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.86	$22.84	$25.27	$24.26	$19.15
Income From Investment Operations:
Net investment income	0.32	0.36	0.25[1]	0.21	0.25[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	3.29	0.32	(1.03)	2.10	5.13
TOTAL FROM INVESTMENT OPERATIONS	3.61	0.68	(0.78)	2.31	5.38
Less Distributions:
Distributions from net investment income	(0.29)	(0.43)	(0.17)	(0.24)	(0.27)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.41)	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.70)	(0.66)	(1.65)	(1.30)	(0.27)
Regulatory Settlement Proceeds[2]	—	—	—	—	0.00[3]
Net Asset Value, End of Period	$25.77	$22.86	$22.84	$25.27	$24.26
Total Return[4]	16.16%	3.14%	(3.33)%	9.89%	28.32%[2]
Ratios to Average Net Assets:
Net expenses	1.91%	1.94%[5]	1.91%[5]	1.92%[5]	1.89%[5]
Net investment income	1.25%	1.59%	1.08%	0.86%	1.14%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.01%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$39,880	$45,951	$56,032	$67,749	$72,282
Portfolio turnover	70%	133%	123%	118%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.94%, 1.91%, 1.92% and 1.89% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.89	$22.87	$25.30	$24.29	$19.17
Income From Investment Operations:
Net investment income	0.29	0.35	0.27[1]	0.21	0.25[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	3.34	0.34	(1.04)	2.10	5.14
TOTAL FROM INVESTMENT OPERATIONS	3.63	0.69	(0.77)	2.31	5.39
Less Distributions:
Distributions from net investment income	(0.30)	(0.44)	(0.18)	(0.24)	(0.27)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.41)	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.71)	(0.67)	(1.66)	(1.30)	(0.27)
Regulatory Settlement Proceeds[2]	—	—	—	—	0.00[3]
Net Asset Value, End of Period	$25.81	$22.89	$22.87	$25.30	$24.29
Total Return[4]	16.21%	3.18%	(3.30)%	9.90%	28.34%[2]
Ratios to Average Net Assets:
Net expenses	1.88%	1.89%[5]	1.88%[5]	1.89%[5]	1.89%[5]
Net investment income	1.27%	1.63%	1.13%	0.88%	1.13%
Expense waiver/reimbursement[6]	0.00%[7]	0.01%	0.00%[7]	0.00%[7]	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,347	$89,043	$106,212	$122,977	$120,801
Portfolio turnover	70%	133%	123%	118%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.89%, 1.88%, 1.89% and 1.89% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.95	$22.93	$25.36	$24.31	$19.19
Income From Investment Operations:
Net investment income	0.42	0.46	0.40[1]	0.34	0.37[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	3.33	0.34	(1.05)	2.11	5.13
TOTAL FROM INVESTMENT OPERATIONS	3.75	0.80	(0.65)	2.45	5.50
Less Distributions:
Distributions from net investment income	(0.42)	(0.55)	(0.30)	(0.34)	(0.38)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.41)	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.83)	(0.78)	(1.78)	(1.40)	(0.38)
Regulatory Settlement Proceeds[2]	—	—	—	—	0.00[3]
Net Asset Value, End of Period	$25.87	$22.95	$22.93	$25.36	$24.31
Total Return[4]	16.78%	3.70%	(2.78)%	10.51%	28.98%[2]
Ratios to Average Net Assets:
Net expenses	1.36%	1.38%[5]	1.36%[5]	1.36%[5]	1.38%[5]
Net investment income	1.81%	2.15%	1.70%	1.40%	1.71%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,205	$50,825	$55,424	$53,854	$44,121
Portfolio turnover	70%	133%	123%	118%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.38%, 1.36%, 1.36% and 1.38% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2013[1]
	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.94	$22.92	$25.35	$24.30	$20.22
Income From Investment Operations:
Net investment income	0.46	0.48	0.42[2]	0.36	0.31[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	3.31	0.34	(1.05)	2.11	4.07
TOTAL FROM INVESTMENT OPERATIONS	3.77	0.82	(0.63)	2.47	4.38
Less Distributions:
Distributions from net investment income	(0.44)	(0.57)	(0.32)	(0.36)	(0.30)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.41)	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.85)	(0.80)	(1.80)	(1.42)	(0.30)
Regulatory Settlement Proceeds[3]	—	—	—	—	0.00[4]
Net Asset Value, End of Period	$25.86	$22.94	$22.92	$25.35	$24.30
Total Return[5]	16.88%	3.80%	(2.70)%	10.59%	21.81%[3]
Ratios to Average Net Assets:
Net expenses	1.28%	1.29%[6]	1.28%[6]	1.29%[6]	1.27%[6,7]
Net investment income	1.88%	2.24%	1.78%	1.48%	1.65%[7]
Expense waiver/reimbursement[8]	0.25%	0.25%	0.25%	0.25%	0.25%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$21,524	$21,944	$23,732	$25,145	$24,833
Portfolio turnover	70%	133%	123%	118%	123%[9]
1	Reflects operations for the period from January 23, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.29%, 1.28%, 1.29% and 1.27% for the years ended November 30, 2016, 2015, 2014 and for the period ended November 30, 2013, respectively, after taking into account these expense reductions.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.93	$22.90	$25.34	$24.29	$19.18
Income From Investment Operations:
Net investment income	0.54	0.57	0.49[1]	0.46	0.46[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	3.32	0.35	(1.03)	2.12	5.14
TOTAL FROM INVESTMENT OPERATIONS	3.86	0.92	(0.54)	2.58	5.60
Less Distributions:
Distributions from net investment income	(0.54)	(0.66)	(0.42)	(0.47)	(0.49)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(0.41)	(0.23)	(1.48)	(1.06)	—
TOTAL DISTRIBUTIONS	(0.95)	(0.89)	(1.90)	(1.53)	(0.49)
Regulatory Settlement Proceeds[2]	—	—	—	—	0.00[3]
Net Asset Value, End of Period	$25.84	$22.93	$22.90	$25.34	$24.29
Total Return[4]	17.32%	4.28%	(2.33)%	11.08%	29.58%[2]
Ratios to Average Net Assets:
Net expenses	0.87%	0.87%[5]	0.86%[5]	0.85%[5]	0.89%[5]
Net investment income	2.30%	2.64%	2.06%	1.93%	2.04%
Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$113,942	$115,923	$149,593	$255,673	$180,394
Portfolio turnover	70%	133%	123%	118%	123%
1	Per share numbers have been calculated using the average shares method.
2	On September 9, 2013, the Fund received a residual distribution from a regulatory settlement which had a total return impact of less than 0.00%.
3	Represents less than $0.01.
4	Based on net asset value.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.87%, 0.86%, 0.85% and 0.89% for the years ended November 30, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2017
Assets:
Investment in securities, at value including $113,145,236 of investment in affiliated holdings (identified cost $936,315,536)		$1,171,821,731
Cash		38,903
Restricted cash (Note 2)		2,254,000
Income receivable		3,086,574
Receivable for shares sold		214,290
Receivable for daily variation margin on futures contracts		208,163
TOTAL ASSETS		1,177,623,661
Liabilities:
Payable for investments purchased	$2,379,601
Payable for shares redeemed	1,604,784
Payable to adviser (Note 5)	18,957
Payable for administrative fees (Note 5)	2,563
Payable for transfer agent fee	291,050
Payable for distribution services fee (Note 5)	87,231
Payable for other service fees (Notes 2 and 5)	209,430
Accrued expenses (Note 5)	155,310
TOTAL LIABILITIES		4,748,926
Net assets for 45,375,292 shares outstanding		$1,172,874,735
Net Assets Consist of:
Paid-in capital		$902,384,385
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		235,813,455
Accumulated net realized gain on investments, futures contracts, written options and foreign currency transactions		34,032,546
Undistributed net investment income		644,349
TOTAL NET ASSETS		$1,172,874,735
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($864,977,244 ÷ 33,455,318 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$25.85
Offering price per share (100/94.50 of $25.85)	$27.35
Redemption proceeds per share	$25.85
Class B Shares:
Net asset value per share ($39,879,988 ÷ 1,547,552 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$25.77
Offering price per share	$25.77
Redemption proceeds per share (94.50/100 of $25.77)	$24.35
Class C Shares:
Net asset value per share ($79,346,909 ÷ 3,074,705 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$25.81
Offering price per share	$25.81
Redemption proceeds per share (99.00/100 of $25.81)	$25.55
Class F Shares:
Net asset value per share ($53,204,685 ÷ 2,056,492 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$25.87
Offering price per share (100/99.00 of $25.87)	$26.13
Redemption proceeds per share (99.00/100 of $25.87)	$25.61
Class R Shares:
Net asset value per share ($21,523,633 ÷ 832,378 shares outstanding), $0.001 par value, 300,000,000 shares authorized	$25.86
Offering price per share	$25.86
Redemption proceeds per share	$25.86
Institutional Shares:
Net asset value per share ($113,942,276 ÷ 4,408,847 shares outstanding), $0.001 par value, 400,000,000 shares authorized	$25.84
Offering price per share	$25.84
Redemption proceeds per share	$25.84
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Dividends (including $2,572,866 received from affiliated holdings, see footnotes to Portfolio of Investments, and net of foreign taxes withheld of $319,061)			$36,785,691
Expenses:
Investment adviser fee (Note 5)		$6,963,110
Administrative fee (Note 5)		916,714
Custodian fees		52,695
Transfer agent fee (Note 2)		1,802,369
Directors'/Trustees' fees (Note 5)		18,048
Auditing fees		32,786
Legal fees		11,130
Portfolio accounting fees		182,155
Distribution services fee (Note 5)		1,180,973
Other service fees (Notes 2 and 5)		2,566,762
Share registration costs		93,067
Printing and postage		95,898
Taxes		299
Miscellaneous (Note 5)		40,416
TOTAL EXPENSES		13,956,422
Waiver and Reimbursements:
Reimbursement of investment adviser fee (Note 5)	$(26,400)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(54,585)
TOTAL WAIVER AND REIMBURSEMENTS		(80,985)
Net expenses			13,875,437
Net investment income			$22,910,254
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain (loss) of $(275,999) on sales of investments in affiliated holdings)	$34,904,438
Net realized gain (loss) on foreign currency and foreign currency related transactions	(32,509)
Net realized gain (loss) on foreign exchange contracts	(139,509)
Net realized gain on futures contracts	687,996
Net realized gain on written options	1,694,619
Net change in unrealized appreciation of investments (including change in unrealized appreciation of $1,277,040 on investments in affiliated holdings)	121,622,310
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(417)
Net change in unrealized appreciation of futures contracts	307,897
Net change in unrealized depreciation of written options	472,531
Net realized and unrealized gain on investments, futures contracts, written options and foreign currency transactions	159,517,356
Change in net assets resulting from operations	$182,427,610
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,910,254	$27,785,956
Net realized gain on investments, futures contracts, written options and foreign currency transactions	37,115,035	38,022,445
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options and translation of assets and liabilities in foreign currency	122,402,321	(32,394,810)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	182,427,610	33,413,591
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,069,594)	(24,642,992)
Class B Shares	(513,690)	(984,349)
Class C Shares	(1,022,616)	(1,912,690)
Class F Shares	(909,774)	(1,321,027)
Class R Shares	(390,002)	(574,037)
Institutional Shares	(2,459,532)	(3,663,210)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions
Class A Shares	(15,390,907)	(9,673,231)
Class B Shares	(816,509)	(549,620)
Class C Shares	(1,604,561)	(1,029,481)
Class F Shares	(908,055)	(553,472)
Class R Shares	(393,302)	(234,563)
Institutional Shares	(2,081,861)	(1,443,928)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(43,560,403)	(46,582,600)
Share Transactions:
Proceeds from sale of shares	79,942,408	70,625,712
Net asset value of shares issued to shareholders in payment of distributions declared	40,797,111	43,437,217
Cost of shares redeemed	(275,581,564)	(290,300,787)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(154,842,045)	(176,237,858)
Change in net assets	(15,974,838)	(189,406,867)
Net Assets:
Beginning of period	1,188,849,573	1,378,256,440
End of period (including undistributed net investment income of $644,349 and $692,249, respectively)	$1,172,874,735	$1,188,849,573
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
Annual Shareholder Report

The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waiver and reimbursements of $80,985 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2017, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,280,950	$—
Class B Shares	82,087	—
Class C Shares	133,528	—
Class F Shares	72,615	—
Class R Shares	65,925	—
Institutional Shares	167,264	(1,542)
TOTAL	$1,802,369	$(1,542)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,123,465
Class B Shares	106,786
Class C Shares	208,070
Class F Shares	128,441
TOTAL	$2,566,762
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk, market risk, sector/asset class risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the
Annual Shareholder Report

contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long contracts held by the Fund throughout the period was $5,363,654. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $1,290. This is based on the contracts held as of each month-end throughout the fiscal period.
At November 30, 2017, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the
Annual Shareholder Report

securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase yield, income and return, and to manage currency risk, individual security risk, market risk and sector/asset class risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The average market value of written put and call options held by the Fund throughout the period was $87,123 and $253,437, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of purchased put and call options held by the Fund throughout the period was $446,329 and $110,171, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments.
At November 30, 2017, the Fund had no outstanding written option contracts.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Annual Shareholder Report

Fair Value of Derivative Instruments
	Assets
	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Purchased options, in securities at value	$10,000
Equity contracts	Receivable for daily variation margin on futures contracts	$307,897*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Written Options	Purchased Options[1]	Foreign Exchange Contracts	Total
Equity contracts	$687,996	$1,694,619	$(5,159,600)	$—	$(2,776,985)
Foreign exchange contracts	—	—	—	(139,509)	(139,509)
TOTAL	$687,996	$1,694,619	$(5,159,600)	$(139,509)	$(2,916,494)
1	The net realized gain (loss) on Purchased Options is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Written Options	Purchased Options[2]	Total
Equity contracts	$307,897	$472,531	$(524,375)	$256,053
2	The net change in unrealized depreciation of Purchased Options is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. Capital Stock
The following tables summarize share activity:
Year Ended November 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,341,763	$32,010,613	1,407,569	$30,262,466
Shares issued to shareholders in payment of distributions declared	1,288,382	30,400,991	1,466,800	32,025,632
Shares redeemed	(6,896,273)	(164,916,830)	(8,238,515)	(176,425,187)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,266,128)	$(102,505,226)	(5,364,146)	$(114,137,089)

Year Ended November 30	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	102,338	$2,415,464	191,847	$4,084,620
Shares issued to shareholders in payment of distributions declared	52,133	1,220,463	63,535	1,389,599
Shares redeemed	(616,804)	(14,699,164)	(698,438)	(14,912,345)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(462,333)	$(11,063,237)	(443,056)	$(9,438,126)

Year Ended November 30	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	366,105	$8,678,327	329,080	$7,060,557
Shares issued to shareholders in payment of distributions declared	102,493	2,404,043	120,548	2,638,665
Shares redeemed	(1,283,413)	(30,486,439)	(1,203,725)	(25,838,120)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(814,815)	$(19,404,069)	(754,097)	$(16,138,898)

Year Ended November 30	2017		2016
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	208,553	$4,987,236	297,522	$6,412,113
Shares issued to shareholders in payment of distributions declared	72,433	1,709,026	80,695	1,764,389
Shares redeemed	(439,070)	(10,506,879)	(580,977)	(12,532,250)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(158,084)	$(3,810,617)	(202,760)	$(4,355,748)
Annual Shareholder Report

Year Ended November 30	2017		2016
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	167,753	$4,008,819	219,722	$4,706,701
Shares issued to shareholders in payment of distributions declared	32,030	755,278	35,918	785,191
Shares redeemed	(324,059)	(7,735,743)	(334,590)	(7,160,403)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(124,276)	$(2,971,646)	(78,950)	$(1,668,511)

Year Ended November 30	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,176,957	$27,841,949	847,133	$18,099,255
Shares issued to shareholders in payment of distributions declared	182,538	4,307,310	221,604	4,833,741
Shares redeemed	(2,006,979)	(47,236,509)	(2,543,481)	(53,432,482)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(647,484)	$(15,087,250)	(1,474,744)	$(30,499,486)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(6,473,120)	$(154,842,045)	(8,317,753)	$(176,237,858)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, partnership income, return of capital adjustments and regulatory settlement proceeds.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(72,921)	$(592,946)	$665,867
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$22,365,208	$33,098,305
Long-term capital gains	$21,195,195	$13,484,295
Annual Shareholder Report

As of November 30, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$14,771,337
Undistributed long-term capital gains	$23,486,661
Net unrealized appreciation	$233,738,341
Capital loss deferrals	$(1,505,989)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, mark to market of futures contracts, deferral of straddle loss, non-taxable dividends and partnership adjustments.
At November 30, 2017, the cost of investments for federal tax purposes was $938,082,753. The net unrealized appreciation of investments for federal tax purposes was $232,232,989. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $236,752,425 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,519,436.
As of November 30, 2017, for federal income tax purposes, the Fund had $1,505,989 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $26,400.
For the year ended November 30, 2017, the Adviser voluntarily reimbursed $1,542 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Annual Shareholder Report

Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$320,357	$—
Class C Shares	625,821	—
Class F Shares	128,709	—
Class R Shares	106,086	(53,043)
TOTAL	$1,180,973	$(53,043)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2017, FSC retained $397,272 of fees paid by the Fund. For the year ended November 30, 2017, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $23,800 in sales charges from the sale of Class A Shares. FSC also retained $98,811, $4,810 and $31,141 of CDSC relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2017, FSSC received $288,830 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.34% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $10,918,726 and $3,907,884, respectively.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$794,418,799
Sales	$1,049,541,130
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
9. SUBSEQUENT EVENTS
Effective December 1, 2017, Class B Shares will be closed to new accounts and to new investors.
Effective February 1, 2018, Class B Shares will be closed to exchanges from Class B Shares of other Federated Funds and to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2017, the amount of long-term capital gains designated by the Fund was $21,195,195.
For the fiscal year ended November 30, 2017, 100.00% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2017, 100.00% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:
We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc., at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,106.70	$5.91
Class B Shares	$1,000	$1,102.60	$10.07
Class C Shares	$1,000	$1,103.10	$9.91
Class F Shares	$1,000	$1,105.70	$7.18
Class R Shares	$1,000	$1,106.20	$6.76
Institutional Shares	$1,000	$1,108.00	$4.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.50	$5.67
Class B Shares	$1,000	$1,015.50	$9.65
Class C Shares	$1,000	$1,015.70	$9.50
Class F Shares	$1,000	$1,018.30	$6.88
Class R Shares	$1,000	$1,018.70	$6.48
Institutional Shares	$1,000	$1,020.70	$4.46
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.12%
Class B Shares	1.91%
Class C Shares	1.88%
Class F Shares	1.36%
Class R Shares	1.28%
Institutional Shares	0.88%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Equity Income Fund, Inc. (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
Annual Shareholder Report

Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Senior Officer noted that the services, adminstrative responsibilties and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed
Annual Shareholder Report

expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313915100
CUSIP 313915209
CUSIP 313915308
CUSIP 313915407
CUSIP 313915605
CUSIP 313915506
8042506 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $30,020

Fiscal year ended 2016 - $29,000

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $2,686

Fiscal year ended 2016 - $0

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $29,725 and $26,4369 respectively. Fiscal year ended 2017 – Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $136,318

Fiscal year ended 2016 - $194,535

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Income Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018